AEGON/TRANSAMERICA SERIES FUND

Supplement dated February 16, 2005 to Prospectus and Statement of Additional Information dated May 1, 2004, as previously supplemented

The following supplement refers to Jennison Growth:

At a recent meeting, the Board of Directors took the following actions:

The Board approved fee reductions and a reduction in the expense cap for Jennison Growth, effective February 1, 2005. The new advisory fees for the portfolio are 0.80% of the first $500 million of the portfolio’s average daily net assets and 0.70% of the portfolio’s average daily net assets over $500 million. The new sub-advisory fees for the portfolio are 0.40% of the first $500 million of the portfolio’s average daily net assets and 0.35% of the portfolio’s average daily net assets over $500 million. The expense cap is also reduced by 5 basis points, from 0.99% of the portfolio’s average daily net assets to 0.94% of the portfolio’s average daily net assets.

Investors should retain this Supplement for future reference.